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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                  JUNE 12, 2008

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                                 XENOMICS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                     FLORIDA
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

           333-103083                                 04-3721895
    (COMMISSION FILE NUMBER)            (I.R.S. EMPLOYER IDENTIFICATION NO.)

                        420 LEXINGTON AVENUE. SUITE 1701
                            NEW YORK, NEW YORK 10170
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (212) 297-0808
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 12, 2008 Xenomics, Inc. (the "Company") raised an additional $500,000 from an investor, of which $350,000 was invested at the closing today and an additional $150,000 to be invested on or before August 15, 2008. The purchase price was $.55 per share, and the investor received warrants to purchase up to 318,182 shares of the Company's common stock at a price of $.75 per share.

In connection with the financing, the Company entered into Amendment No. 7 (the "Amendment"), dated as of June 12, 2008, to the Warrant and Put Option Agreement originally dated as of November 30, 2006. The Amendment extended to September 1, 2008, the date on which the Company may, at its sole discretion, exercise a put option (the "Put Option") to require the Chairman (who is the Lead Investor under the warrant agreement) to invest in the Company up to an additional $1,500,000 for the purchase of common stock at a purchase price of $.55 per share (the "Shares"). The Amendment also credits the Chairman with amounts raised to reduce his obligation under the Put, so that the Put obligation is, as of this time, reduced to $1,150,000. The Amendment is filed as Exhibit 4.1 to this report. (Capitalized terms not otherwise defined herein are given the meaning ascribed to them as set forth in the Amendment).

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On June 12, 2008, the Board of Directors of the Company appointed Kira Sheinerman a director of the Company.

Kira Sheinerman is a Director, Investment Banking at Rodman & Renshaw, LLC. Prior to her current position at Rodman & Renshaw, LLC, she worked at The Arcus Group, specializing on analysis of market opportunities for early to late stage biotech products and on investment and acquisition opportunities in the fields of oncology, CNS, infectious diseases and critical care; she also served as a business development consultant for a number of early stage biotech companies. Dr. Sheinerman received a Ph.D. in Biomedical Sciences from Mount Sinai School of Medicine for her work on molecular mechanisms of Alzheimer's disease. She also holds an MBA from the Honors program at Baruch College/CUNY. During her doctoral and MBA studies Dr. Sheinerman had been a recipient of Bi-national (Italy/USA) Research fellowship in Alzheimer's disease, Nash Scholarship, and Marvin Schwartz Distinguished Service Award.


ITEM 8.01      OTHER EVENTS


ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

               (c)  Exhibits.

                    4.1 Form of Amendment No. 7 to Warrant and Put Option Agreement dated as of June 12, 2008.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            XENOMICS, INC.

Date: June 18, 2008                         By: /s/ Gianluigi Longinotti-Buitoni
                                                --------------------------------

                                            Gianluigi Longinotti-Buitoni
                                            Executive Chairman

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